SCHEDULE 14A INFORMATION
 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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☒ Preliminary Proxy Statement
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☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to 240.14a-12

MMR INFORMATION SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Note: PDF provided as a courtesy

May 3, 2010

To Our Stockholders:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of MMR Information Systems, Inc. to be held on June 15, 2010 at 10:30 a.m. Pacific Time at the Beverly Wilshire, A Four Seasons Hotel, (the "Annual Meeting"), located at 9500 Wilshire Boulevard, Beverly Hills, California 90212.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2010 Annual Meeting of Stockholders and Proxy Statement.

For this year, we have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission's "notice and access" rules. These rules allow us to make our stockholders aware of the availability of our proxy materials by sending a Notice of Internet Availability of Proxy Materials, which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. We believe compliance with these rules will allow us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and significantly reducing the environmental impact of our Annual Meeting.

It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible using one of the voting methods we have provided to you. Please review the voting instructions described in the accompanying Proxy Statement. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, you will need proof of ownership to be admitted to the meeting, as described under "How can I attend the Annual Meeting?", beginning on page 7 of this Proxy Statement.

Thank you for your interest in MMR Information Systems, Inc.

Sincerely,

Robert H. Lorsch
Chairman, President and Chief Executive Officer

 468 North Camden Drive, 2nd Floor
Beverly Hills, California 90210

NOTICE OF THE 2010 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of MMR Information Systems, Inc.:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of stockholders of MMR Information Systems, Inc., a Delaware corporation, will be held on June 15, 2010 at 10:30 a.m. Pacific Time at the Beverly Wilshire, A Four Seasons Hotel, located at 9500 Wilshire Boulevard, Beverly Hills, California 90212, to consider and vote upon the following proposals:

1. To elect two (2) Class I directors to serve for a term of three (3) years expiring upon the 2013 Annual Meeting of Stockholders;

2. To ratify the appointment of Rose Snyder & Jacobs as our independent registered public accounting firm for the fiscal year ending December 31, 2010;

3. To approve the amendment of our 2001 Equity Incentive Plan to increase and fix the number of authorized shares at 27,000,000 shares; and

4. To approve the amendment to Article I of our Amended and Restated Certificate of Incorporation to change the Company's name to MMRGlobal, Inc.

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the Proxy Statement accompanying this notice.

Stockholders of record at the close of business on April 19, 2010 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of that date, 204,260,891 shares of our Common Stock were outstanding and entitled to vote. All stockholders are cordially invited to attend the Annual Meeting in person.

By Order of the Board of Directors,

Robert H. Lorsch
Chairman, President and Chief Executive Officer

Beverly Hills, California
May 3, 2010

Any stockholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 15, 2010

The Proxy Statement and Annual Report for the year ended December 31, 2009 are available on our Internet website at http://www.MMRinformationsystems.com/meeting.

YOUR VOTE IS IMPORTANT.

For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "How to Vote" in the accompanying Proxy Statement or, if you requested printed proxy materials, your enclosed proxy card.

468 North Camden Drive, 2nd Floor
Beverly Hills, California 90210.
PROXY STATEMENT
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

EXPLANATORY NOTE

As used in this Proxy Statement, and unless otherwise indicated, the terms "Company," "we," "us," and "our" refer to MMR Information Systems, Inc. (formerly Favrille, Inc.) after giving effect to the Merger, as explained below. On February 9, 2009, we changed our legal entity name from Favrille, Inc. to MMR Information Systems, Inc. The term "Favrille" refers to Favrille, Inc. prior to giving effect to the Merger, unless the context requires otherwise. On January 19, 2010, we began operating under the D/B/A "MMRGlobal," which we believe more accurately reflects the nature of our operations.

On January 27, 2009, we completed a business combination with MyMedicalRecords, Inc. (formerly MyMedicalRecords.com, Inc.), a private Delaware corporation, or MMR, that resulted in MMR becoming a wholly-owned subsidiary of our Company and our Company's new operating business as of January 27, 2009. The closing of the business combination, which we refer to as the Merger, resulted in a change of control of our Company.

468 North Camden Drive, 2nd Floor
Beverly Hills, California 90210.
PROXY STATEMENT
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

Questions and Answers about the Annual Meeting and Voting

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of MMR Information Systems, Inc., a Delaware corporation, (the "Board" or "Board of Directors"), of proxies to be voted at our Annual Meeting and at any adjournment or postponement.

You are invited to attend our Annual Meeting on June 15, 2010, beginning at 10:30 a.m., Pacific Time. The Meeting will be held at the Beverly Wilshire, A Four Seasons Hotel, located at 9500 Wilshire Boulevard, Beverly Hills, California 90212.

Stockholders will be admitted to the Annual Meeting beginning at 10:00 a.m., Pacific Time.

The Notice of Annual Meeting and Notice of Internet Availability of Proxy Materials are being mailed on or about May 3, 2010.

Important Notice Regarding the Availability of Proxy Materials

Under rules issued by the Securities and Exchange Commission, or the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On May 3, 2010, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report for the fiscal year ended December 31, 2009, each of which is available at http://www.MMRinformationsystems.com/meeting.

This process is designed to expedite our stockholders' receipt of our proxy materials, decrease the cost of our Annual Meeting, and help conserve natural resources. However, if you would prefer to receive printed copies of the proxy materials via mail, please follow the instructions included in the Notice. Otherwise, you will continue to receive a Notice and form of Proxy via the mail with instructions on how to access our Annual Report and Proxy Statements via the Internet.

What am I being asked to vote upon?

Proposal No. 1: Directors are elected by a plurality of votes cast, so the two (2) nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the election of directors.

Proposal No. 2: Ratification of the independent registered public accounting firm will require an affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes will not result for this item.

Proposal No. 3: An increase in the number of shares of our 2001 Equity Incentive Plan will require an affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect for this item.

Proposal No. 4: An approval of our name change will require an affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes will not be taken into account in determining the approval of the Company's name change.

Our Board of Directors is asking for your proxy for use at the Annual Meeting. All shares of our Common Stock represented by any properly executed proxy that is not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. Although management does not know of any other matter to be acted upon at the Annual Meeting, shares represented by valid proxies will be voted by the persons named on the proxy card in accordance with their best judgment with respect to any other matters that may properly come before the Annual Meeting. A stockholder giving a proxy may revoke his, her or its proxy in the manner described below.

How can I attend the Annual Meeting?

Stockholders must present a form of personal photo identification in order to be admitted to the Annual Meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or a letter from your nominee are examples of acceptable proof of ownership.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 19, 2010, the Company had 204,260,891 outstanding shares of Common Stock. Each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered, for those shares, to be the "stockholder of record." The Notice and proxy card documents for the Annual Meeting have been sent directly to you by Broadridge.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in street name. A Notice and separate proxy card has been forwarded to you by your broker, bank or other holder of record who is considered, for those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

How do I vote?

You may vote using any of the following methods:

  By Mail

You can vote by mail using the proxy card which was separately mailed to you. Be sure to complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the person named on the proxy card will vote the shares represented by that proxy as recommended by the Board of Directors for all matters other than the election of directors and the increase in shares of the Company's 2001 Equity Incentive Plan.

If you are a stockholder of record, and the prepaid envelope is missing, please mail your completed proxy card to MMR Information Systems, Inc., 2934½ Beverly Glen Circle, Suite 702, Los Angeles, CA 90077.

  Via the Internet

You can vote by proxy over the Internet by following the instructions provided to you on the proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 14, 2010 by visiting www.proxyvote.com and following the instructions. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the proxy card. If you vote by Internet, you do not need to return your proxy card.

  In person at the Annual Meeting

All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person as your representative. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.

Your vote is important. You can save us the expense of a second mailing by voting promptly.

What can I do if I change my mind after I vote my shares?

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Company at the Company's principal executive office, 468 North Camden Drive, 2nd Floor, Beverly Hills, CA 90210, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What shares are included on the proxy card?

If you are a stockholder of record you will receive only one proxy card for all the shares (including Restricted Shares) you hold:

•	in certificate form; and
•	in book-entry form.

If you are a beneficial owner, you will receive voting instructions, and information regarding the householding, or consolidation, of your vote, from your bank, broker or other holder of record.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Pacific Time, at our principal executive office at 468 North Camden Drive, 2nd Floor, Beverly Hills, CA 90210, by contacting Herlyn Eslit, of the Company.

What are the voting requirements to elect the Directors and to approve each of the proposals discussed in this Proxy Statement?
  Quorum

The presence of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

  Election of Directors

A plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. Only votes "for" or "against" affect the outcome. Abstentions are not counted for purposes of the election of directors.

  Broker Authority to Vote

Under the rules of the Financial Industry Regulatory Authority, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. While our Company is an OTCBB traded company, brokers generally are required to abide by the rules of the New York Stock Exchange (the "NYSE"). Under rules of the NYSE, a member broker who holds shares in street name for customers has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. However, the NYSE rules do not permit member brokers who do not receive instructions regarding the election of directors or the increase of shares to the equity incentive plan to vote on the election of our directors or on the increase of shares to our 2001 Equity Incentive Plan. The NYSE rules do permit member brokers who do not receive instructions to vote on the ratification of auditors and the name change of the Company.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If you have returned your signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the designated proxy appointed by the Board of Directors (the person named in your proxy card if you are a share-holder of record) will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, mailing and electronic distribution or hosting of this Proxy Statement, the proxy and any additional information furnished to stockholders.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock, beneficially owned by others to forward to such beneficial owners.

The Company will reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, email or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who will count the vote?

Representatives of our transfer agent, BNY Mellon Shareowner Services, will tabulate the votes and act as inspectors of election.

When is the deadline for stockholder proposals to be included in the Company's 2011 Annual Meeting?

Pursuant to Securities and Exchange Commission ("SEC") Rule 14a-8, proposals that stockholders wish to include in the Company's Proxy Statement and form of proxy for the Company's 2011 annual meeting of stockholders must be received by the Company at its principal executive office at 468 North Camden Drive, 2nd Floor, Beverly Hills, CA 90210, no later than December 27, 2010 and must satisfy the conditions established by the SEC for such proposals. Pursuant to SEC Rule 14a-4, if the Company has not received notice by March 13, 2011 of any matter a stockholder intends to propose for a vote at the 2011 annual meeting of stockholders, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the Proxy Statement soliciting such proxy and without such matter appearing as a separate item on the proxy card. Additionally, proposals that stockholders wish to present at the Company's 2011 annual meeting of stockholders (but not included in the Company's related Proxy Statement and form of proxy) must be received by the Company at its principal executive office at 468 North Camden Drive, 2nd Floor, Beverly Hills, CA 90210, not before February 15, 2011 and no later than March 16, 2011 and must satisfy the conditions for such proposals set forth in the Company's Amended and Restated Bylaws (the "Bylaws"). Stockholders are advised to review the Company's Bylaws, which contain requirements with respect to advance notice of stockholder proposals and director nominations.

What is the process for stockholders to communicate with the Board of Directors?

The Company provides an informal process for stockholders to send communications to the Board of Directors. Stockholders who wish to contact the Board of Directors or any of its members may do so by writing to MMR Information Systems, Inc. at 2934½ Beverly Glen Circle, Suite 702, Los Angeles, CA 90077. Correspondence directed to an individual director is referred, unopened, to that member. Correspondence not directed to a particular director is referred, unopened, to the Chairman of the Board, who then bears the responsibility of providing copies of the correspondence to all directors, as he deems appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of April 19, 2010, by:

•    each of our current directors;

•    each of our current executive officers named in the Summary Compensation Table beginning on page 28 of this Proxy Statement;

•    all of our current directors and executive officers as a group; and

•    each person or entity (or group of affiliated persons or entities) who is known by us to own beneficially more than 5% of the outstanding shares of common stock.

	Number of Shares of Common
Name and Address of Beneficial Owner(1)	Stock Beneficially Owned (2)	Percentage
Directors and Named Executive Officers
Robert H. Lorsch (3)	56,656,668	27.7%
Hector V. Barreto, Jr. (4)	2,734,192	1.3%
David A. Boyden (5)	69,094	*
Douglas H. Helm (6)	77,731	*
George Rebensdorf (7)	2,928,395	1.4%
Bernard Stolar (8)	1,865,904	*
Jack Zwissig (9)	2,677,866	1.3%
Ingrid Safranek (10)	625,000	*
Naj Allana (11)	3,843,864	1.9%
All Executive Officers and Directors as a group	71,478,714	35.0%
(9 Persons) (12)

5% Stockholders
The RHL Group, Inc. (13)	44,347,444	21.7%
Robert H. Lorsch (14)	12,309,224	6.0%
David Loftus (15)	25,049,347	12.3%
Sherry Hackett (16)	13,727,778	6.7%

_______________

* Less than 1%
  The business address of each director and executive officer listed is c/o MMR Information Systems, Inc., 468 North Camden Drive, 2nd Floor, Beverly Hills, California 90210.
  This table is based upon information supplied by officers, directors, principal stockholders, and Schedules 13D and 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 204,260,891 shares of common stock outstanding as of April 19, 2010. Shares of common stock subject to options, warrants and convertible notes exercisable or convertible within 60 days after April 19, 2010, are deemed outstanding for computing the ownership percentage of the person holding such options, warrants or notes, but are not deemed outstanding for computing the ownership percentage of any other person. Except as otherwise noted, we believe that each of the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.
  Consists of (i) 12,309,224 shares of common stock held directly by Mr. Lorsch and 44,347,444 shares of common stock held directly by The RHL Group Inc., which is wholly owned and controlled by Mr. Lorsch, (ii) a fully vested warrant held by Mr. Lorsch to purchase 706,605 shares of common stock and a fully vested warrant held by The RHL Group Inc., to purchase 11,039,378 shares of common stock, and (iii) stock options held by Mr. Lorsch to purchase 8,700,000 shares of common stock that are vested and exercisable within 60 days after April 19, 2010.

  Includes 688,095 shares subject to options exercisable within 60 days after April 19, 2010.
  Includes 69,094 shares subject to options exercisable within 60 days after April 19, 2010.
  Includes 77,731 shares subject to options exercisable within 60 days after April 19, 2010.
  Includes 1,321,274 shares subject to options exercisable within 60 days after April 19, 2010.
  Includes 700,186 shares subject to options exercisable within 60 days after April 19, 2010.
  Includes 847,000 shares subject to options exercisable within 60 days after April 19, 2010.
  Includes 100,000 shares subject to options exercisable within 60 days after April 19, 2010.
  Includes 240,444 shares subject to options exercisable within 60 days after April 19, 2010.
  Includes 24,489,807 shares subject to options and warrants exercisable within 60 days after April 19, 2010.
  Includes a fully vested warrant to purchase 11,039,378 shares of common stock. The mailing address for The RHL Group, Inc. is PO Box 17034, Beverly Hills, CA 90210.
  Includes stock options to purchase 8,700,000 shares of common stock that are vested and exercisable within 60 days after April 19, 2010 and a fully vested warrant to purchase 706,605 shares of common stock.
  The mailing address of Mr. Loftus is 800 N. Whittier Drive, Beverly Hills, CA 90210.
  The mailing address of Ms. Hackett is c/o Edward White & Company, 21700 Oxnard Street, Suite 400, Woodland Hills, CA 91367.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of Section 16(a) forms reports furnished to us during the fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees.  The Code of Business Conduct and Ethics is available in the Corporate Governance section under "Investor Relations" on our website at www.mymedicalrecords.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

Our Board of Directors adopted a related party transaction policy, under which all related party transactions shall be presented to the disinterested directors of the Board for review and approval in advance of such transactions. If it is not feasible to obtain advance approval of a related party transaction, such transaction shall be subject to the ratification of the disinterested directors of the Board, and the Company may enter into such transaction prior to obtaining the approval of the disinterested directors only if the terms of such transaction allow it to be rescinded at no cost to the Company in the event it is not ratified by the disinterested directors of the Board.

Our President, Chairman and Chief Executive Officer, Robert H. Lorsch, is also the Chief Executive Officer of The RHL Group, Inc. and owns all of the capital stock of The RHL Group, Inc. Mr. Lorsch directly, and indirectly through The RHL Group, Inc., beneficially owns approximately 28.0% our total outstanding voting stock. The RHL Group, Inc. has loaned money to us pursuant to a secured note, as described in section "Description of Indebtedness" of our Annual Report on Form 10-K for the year ended December 31, 2009 (the "Annual Report").

The RHL Group, Inc. is an investment holding Company which provides consulting, operational and technical services to the Company, which we refer to as the RHL Services. Our consulting agreement with The RHL Group, Inc. provides for a monthly fee of $25,000 plus reimbursement of expenses including medical insurance. As part of the RHL Services, The RHL Group, Inc. provides the Company with unrestricted access to its internal business and relationship contact database of more than 10,000 persons and entities, which includes clients of The RHL Group, Inc. and other individuals which may hold value to the Company. The RHL Group, Inc. also provides infrastructure support to the Company, including allowing the Company unlimited access to its facilities, equipment, and data, information management and server systems. In addition to allowing the Company the use of its office support personnel, The RHL Group, Inc. also has consented to allow the Company to utilize the full-time services of Mr. Lorsch as the Company's President, Chairman and Chief Executive Officer, which requires substantial time and energy away from his required duties as The RHL Group, Inc.'s Chairman and Chief Executive Officer. In addition, The RHL Group, Inc. has made its President, Kira Lorsch, available as the Company's spokesperson. As an actress and recognized spokesperson, Mrs. Lorsch usually receives a fee far higher than what the Company is paying the RHL Group for her services. As part of her services rendered for the Company on behalf of the RHL Group, Mrs. Lorsch manages the Company's social networking activities and produces and records public relations and product demonstration videos. Mrs. Lorsch's compensation for these services are paid by the RHL Group, which receives the fees for such services from the monthly consulting fee paid by the Company. Mr. Lorsch receives no compensation from the RHL Group.

During 2005 and 2006 we occupied space and had access to employees and equipment pursuant to a sublease from The RHL Group, Inc., pursuant to which we paid The RHL Group, Inc. an aggregate $315,000 in 2006. From August 2006 through August 2008 we leased space to The RHL Group, Inc. at no cost at our former Santa Monica office space, which we have since vacated. From August 2008 through May 1, 2009 we occupied space pursuant to a sublease from Robert H. Lorsch, for which we pay $3,000 per month plus utilities. Although the initial lease term expired on April 15, 2009, the lease was renewed on a month-to-month basis to cover the period until we moved into our new office space on May 1, 2009.

During the quarter ended December 31, 2009, a vendor began providing website development services to the Company. This same vendor rents a piece of property from Mrs. Lorsch and pays to Mrs. Lorsch $3,000 per month.

For more information relating to our related party transactions, see note 16 to our financial statements, section "Related Party Transactions", in our Annual Report.

The RHL Group, Inc. also has a consulting arrangement with us. A copy of the consulting agreement is filed as an Exhibit in our current report on Form 8-K filed with the SEC on May 4, 2009. The terms of the consulting agreement are described below under "Certain Relationships and Related Party Transactions, and Director Independence".

Certain Current Related-Party Transactions

Other than compensation agreements and other arrangements with our executive officers and directors and the transactions described below, since the beginning of our 2009 fiscal year, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded $120,000 in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

The Company contracts with a significant vendor for the development and maintenance of the software applications necessary to run our MyMedicalRecords PHR, MySafeDepositBox and MyMedicalRecords Pro products. Our outside developer supports our software development needs through a team of software engineers, programmers, quality control personnel and testers, who work with our internal product development team on all aspects of application development, design, integration and support of our products. This vendor is also a stockholder. For the years ended December 31, 2009 and 2008, the total expenses relating to this stockholder amounted to $369,405 and $132,877, respectively. As of December 31, 2009, the total amounts due to the stockholder and included in related party payables amounted to $617,796.

On January 6, 2010, the Company entered into a settlement agreement with an MMR-Asia investor to provide for full and final settlement of any and all claims pertaining to any license rights for MMR-Asia to market, sell and sublicense MMRIS and MMR products and services. Refer to the "Guarantee provided by the RHL Group" within the section "Commitments and Contingencies" in our Annual Report for further details. As part of this settlement agreement, the Company granted 1,388,889 shares of common stock to the investor.

On September 16, 2009, we entered into a Licensing and Sales Commission Agreement, or the Licensing Agreement with E-Mail Frequency, LLC, which we refer to as the Licensor, and David T. Loftus, which we refer to as the Consultant. Pursuant to the Licensing Agreement, we agreed to exclusively license from the Licensor the usage of the Licensor's direct marketing database of street addresses, cellular phone numbers, e-mail addresses and other comprehensive data, or the Database. In addition, we engaged the services of the Consultant to assist in its use of the Database. Under the terms of the Licensing Agreement, we paid a $250,000 one-time consulting fee to the Consultant in the form of 2,777,778 shares of restricted common stock, which we refer to as the Consulting Fee. In addition to the Consulting Fee, we will pay the Licensor a percentage of actual revenue received by us from successful sales made pursuant to use of the Database. The Licensing Agreement has a five-year term, but may be terminated by us after the Licensing Agreement has been in effect for one year after the effective date of the Licensing Agreement. Upon such termination, we will be obligated to pay the Licensor its fees owed under the Licensing Agreement for the remainder of the term in addition to eight times the total fees paid to the Licensor over the last three months of use of the Licensing Agreement. The $250,000 one-time licensee fee was recorded as a prepaid consulting fee and included in the prepaid expenses and other current assets as of December 31, 2009, less amortization of $12,500 included in operating expenses for the year ended December 31, 2009. Furthermore, during September and November 2009, the Company entered into 12% Convertible Promissory Notes with Mr. Loftus for a principal amount totaling $600,000 and warrants to purchase the Company's common stock. On the dates of the investments, Mr. Loftus immediately converted the 12% Convertible Promissory Notes into shares of common stock and exercised the attached warrants and received a total of 13,410,962 shares of common stock.

Director Independence

Although our common stock is no longer listed on the NASDAQ Global Market, our Board of Directors determined that each of the following directors would be deemed "independent" under NASDAQ Stock Market LLC rules: Messrs. Barreto, Boyden, Helm, Rebensdorf, Stolar and Zwissig. These persons represent a majority of our Board of Directors. Mr. Lorsch, the Chairman of our Board and our President and Chief Executive Officer would not be deemed independent. Messrs. Stolar, Barreto and Rebensdorf are members of our Compensation Committee and Mr. Barreto is the Chairman. Messrs. Lorsch, Rebensdorf and Stolar are members of our Executive Committee and Mr. Lorsch is the Chairman. Messrs. Helm, Zwissig and Rebensdorf are members of our Nominating and Corporate Governance Committee and Mr. Helm is the Chairman. Messrs. Stolar, Barreto and Rebensdorf are members of our Audit Committee but would not be deemed to be independent under the more stringent independence requirements for Audit Committee members set forth in NASDAQ Stock Market LLC Rule 5605(2). Mr. Stolar is Chairman of the Audit Committee.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven (7) persons and is divided into three classes, with each class serving a staggered three-year term. Pursuant to our Amended and Restated Certificate of Incorporation, our Class I directors are to be elected at our Annual Meeting, which is the first annual meeting of stockholders following the Merger. None of the individuals designated by us or Favrille, Inc. were members of our Board of Directors immediately prior to the Merger. Upon the consummation of the Merger, the following individuals were appointed to the three classes of directors with terms expiring as follows, with Robert H. Lorsch serving as Chairman:

Douglas H. Helm - 2010 annual meeting
Jack Zwissig - 2010 annual meeting
David A. Boyden - 2011 annual meeting
George Rebensdorf - 2011 annual meeting
Hector V. Barreto, Jr. - 2012 annual meeting
Bernard Stolar - 2012 annual meeting
Robert H. Lorsch - 2012 annual meeting

Our stockholders will be voting on the election of two (2) Class I directors. The nominees for Class I directors are Messrs. Helm and Zwissig. Each Class I director to be elected will hold office until his successor is duly elected and qualified, or until such director's earlier death, resignation or removal. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two (2) Class I nominees. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected and the Board of Directors has no reason to believe that any nominee will be unable to serve.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. The nominees receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, will be elected.

The names of the current directors with unexpired terms and the nominees, their ages as of the Record Date, and certain information about them are stated below:

Name	Age	Principal Occupation
Robert H. Lorsch	60	President and Chief Executive Officer of MMR Information Systems, Inc.
Hector V. Barreto, Jr.	48	Owner and operator of the consulting company Barreto Associates
David A. Boyden	49	President of Mirador Strategies Inc.
Douglas H. Helm	68	President and Chief Operating Officer of Plenary Insurance Services
George Rebensdorf	55	Chief Executive Officer of The Rebensdorf Group, Inc.
Bernard Stolar	63	Consultant to the video games industry and a marketing and strategic planning advisor for our wholly-owned subsidiary, MMR
Jack Zwissig	61	Chief Executive Officer of Zwissig and Associates

Robert H. Lorsch, Chairman of the Board; President and Chief Executive Officer. Since 2005, Mr. Lorsch has served as the Chairman, President and Chief Executive Officer of MMR Information Systems, Inc. He is also Chairman and Chief Executive Officer of The RHL Group, Inc., a private equity and business management consulting firm Mr. Lorsch formed in April 1998. In 1994, he co-founded SmarTalk TeleServices, Inc., leading the company through a successful public offering in 1996 and building it into one of the largest providers of prepaid telecommunications products and services, serving as its Chairman and Chief Executive Officer until February 1998, following which SmarTalk moved its headquarters from Los Angeles to Dublin, Ohio with different management following its acquisition of ConQuest Telecommunication Services Corp. The combined company's assets subsequently were liquidated and sold to AT&T in March 1999. In 1986, Mr. Lorsch founded the Lorsch Creative Network, a consulting company that developed marketing, advertising and interactive sales promotions campaigns for nationally and internationally recognized clients. In 1998 Lorsch Creative Network became The RHL Group, Inc. Mr. Lorsch also served on the Personal Health Record Steering Committee of the Healthcare Information and Management Systems Society from 2006 to 2007. Mr. Lorsch is a Member of the Board of Trustees of the California Science Center where the Robert H. Lorsch Family Pavilion stands as a gateway to the Science Center. He is also a Member of the Board of Governors, Cedars-Sinai Medical Center; Member of the Board and of the Executive Committee of D.A.R.E. America; and Member of the Board of the Sheriff's Youth Foundation, and has received numerous honors and awards, including D.A.R.E. America's "Future of America Award"; the Muscular Dystrophy Association's "Humanitarian of the Year Award"; and the Starlight Children's Foundation's "Golden Wish Award." Mr. Lorsch was also awarded the Private Sector Initiatives Citation, or C-Flag, from the White House during the Reagan Administration for his commitment to raising millions of dollars for financing state and local earthquake preparedness education. Following the Merger, Mr. Lorsch continues to serve as Chairman of the Board of MMR Information Systems, Inc. and acts as its President and Chief Executive Officer.

We believe that Mr. Lorsch's qualifications to continue to serve on our Board of Directors include his 40 years' experience as chief executive officer of various successful corporations he founded, his knowledge in the area of business management consulting, his experience as member of numerous organization committees, his position as our current President and Chief Executive Officer, and his direct responsibility for all areas of our operations.

Hector V. Barreto, Jr., Director. Since July 2006, Mr. Barreto has been the owner and operator of the consulting company Barreto Associates. Mr. Barreto has also worked as a marketing and strategic planning advisor for our wholly-owned subsidiary MMR since August 2006. Prior to forming Barreto Associates, Mr. Barreto was unanimously approved by the U.S. Senate in July 2001 to serve as the Administrator of the Small Business Administration, a position he held until July 2006. From October 1995 until his appointment to the Small Business Administration in July 2001, Mr. Barreto worked as a broker dealer specializing in retirement plans for TELACU/Barreto Financial Services. Mr. Barreto currently serves on the California Commission for Economic Development and is the Chairman of The Latino Coalition, a non-profit, non-partisan organization based in Washington D.C. Prior to the Merger, Mr. Barreto served as a director of MMR Information Systems, Inc. Mr. Barreto received a B.A. in Business Administration from Rockhurst University.

We believe that Mr. Barreto's qualifications to continue to serve on our Board of Directors include his consulting experience, his knowledge in the area of marketing and strategic planning, and his 5 years' experience as the Administrator of the Small Business Administration.

David A. Boyden, Director. Mr. Boyden has been in the healthcare and life science industry for 25 years. Mr. Boyden currently serves as President of Mirador Strategies Inc., a company he founded in January 2005 to provide consulting services focusing on commercialization strategy for life science companies. Prior to founding Mirador, Mr. Boyden was a Senior Brand Director at Amgen, Inc., a biotechnology company that develops, manufactures and markets human therapeutics, where he worked from April 1991 to November 2004 in a number of senior sales and marketing positions. Mr. Boyden received a B.A. in Biochemistry from U.C. San Diego and a M.B.A. in Marketing from the Anderson School of Management at U.C.L.A.

We believe that Mr. Boyden's qualifications to continue to serve on our Board of Directors include his 25 years' experience in the healthcare and life science industry, his 5 years' experience as president of a consulting services company that focuses on commercialization strategy for life science companies, and his vast knowledge in the area of marketing.

Douglas H. Helm, Director.  Mr. Helm is the managing member of Helm+Mann LLC, a global consultancy.  From 2002 to 2009 he was associated with Employers Direct Corporation in Agoura Hills, California, serving in various capacities including marketing consultant, Vice President and Chief Marketing & Sales Officer of Employers Direct Insurance Company and Chief Operating Officer of its benefit subsidiary, Plenary Insurance Services, until its sale in Oct. 2009.  Mr. Helm has over 40 years of experience in insurance and information services and has worked internationally in Russia, China and Europe.  Mr. Helm majored in Labor Economics at the University of Washington and received a J.D. from Northwestern School of Law in 1973. Mr. Helm is a member of the Oregon State Bar.

We believe that Mr. Helm's qualifications to continue to serve on our Board of Directors include his 40 years' experience in insurance and information services, his experience in marketing and consulting, his experience in the positions he has held as vice president, chief marketing & sales officer and chief operating officer, and his legal background.

George Rebensdorf, Director. Since 1996, Mr. Rebensdorf has served as Chief Executive Officer of The Rebensdorf Group, Inc., a company providing management consulting, investment banking and financial advisory services to the telecommunications and emerging technology industries. Mr. Rebensdorf is also currently a managing member of E/W Capital, LLC, a financial advisory and investment banking firm. Prior to forming The Rebensdorf Group, from 1995 to 1996, Mr. Rebensdorf served as Senior Vice President, External Affairs of MIDCOM Communications, Inc., where he managed mergers, acquisition, and corporate finance matters for the company. From 1987 to 1995, Mr. Rebensdorf was a general partner of Telenational Communications, Ltd., a diversified telecom services provider, offering services in the United States, Europe, South America and Asia. Following the Merger, Mr. Rebensdorf continues to serve as a director of MMR Information Systems, Inc., a position he has held since 2005. Mr. Rebensdorf graduated magna cum laude from Arizona State University with a B.A. in English, and holds a J.D. from Creighton University School of Law.

We believe that Mr. Rebensdorf's qualifications to continue to serve on our Board of Directors include his experience as chief executive officer of a company that provides management consulting, his experience as managing member of an investment banking and financial advisory firm, and his legal background.

Bernard Stolar, Director. Mr. Stolar currently serves as a consultant to the video games industry and is a marketing and strategic planning advisor for our wholly-owned subsidiary, MMR. From February 2007 to September 2008, Mr. Stolar served as Games Industry Evangelist for Google, Inc., where his responsibilities included building in-game advertising. From February 2006 until its purchase by Google, Inc. in February 2007, Mr. Stolar was the Chairman of the Board of Adscape Media. Prior to this, from January 2002 to November 2002, Mr. Stolar was President and Chief Operating Officer of BAM! Entertainment, where he helped transform the company from a content provider for hand-held electronics into a developer and marketer of interactive entertainment for next generation video game consoles. From January 2000 until the division was sold in April 2001, Mr. Stolar served as President of Mattel Interactive, where he was responsible for all of Mattel's software, on-line and computer-enhanced toys. Mr. Stolar also served as President and Chief Operating Officer of Sega of America, Inc. from June 1996 to October 1999 and as an Executive Vice President with Sony Computer Entertainment of America from 1994 to June 1996. Following the Merger, Mr. Stolar continues to serve as a director of MMR Information Systems, Inc., a position he has held since 2005.

We believe that Mr. Stolar's qualifications to continue to serve on our Board of Directors include his marketing and strategic planning experience, his experience as chairman of the board of Adscape Media, and his experience as president and chief operating officer for various companies.

Jack Zwissig, Director. Since 1992, Mr. Zwissig has served as Chief Executive Officer of Zwissig and Associates, a consulting and executive leadership training firm that primarily concentrates on the designing and implementing of corporate culture change, including mergers and acquisitions. Throughout his tenure as head of Zwissig and Associates, Mr. Zwissig has offered consulting, marketing and advertising services to some of America's leading corporations and has led numerous corporate teambuilding workshops and seminars, both in the U.S. and abroad. Prior to the Merger, Mr. Zwissig served as a director of MMR Information Systems, Inc. Mr. Zwissig received a B.S. in Marketing and Management and a M.B.A. from Santa Clara University.

We believe that Mr. Zwissig's qualifications to continue to serve on our Board of Directors include his 18 years' experience as chief executive officer of a consulting and executive leadership training firm, his knowledge in the area of marketing and management, and his business background.

Company Management

Immediately after the Merger, Robert H. Lorsch was appointed President and Chief Executive Officer and Naj Allana was appointed Senior Vice President and Chief Financial Officer. On December 17, 2009, Ingrid Safranek was appointed Chief Financial Officer and Naj Allana became the Executive Vice President of Technology & Product Development.

Biographical information for the executive officers of the Company who are not directors is set forth in our Annual Report. There are no family relationships between any director or executive officer and any other director or executive officer.

Legal Proceedings

To our knowledge, there have not been any material proceedings to which any of our directors, officers, or 5% or more beneficial owners of our common stock is a party adverse to us or has a material interest adverse to us.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES

PROPOSAL 2

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Rose Snyder & Jacobs as the Company's new independent registered public accounting firm for the year ending December 31, 2010. The Company requested, and Rose Snyder & Jacobs provided, a reaudit of the prior year's financial statements in addition to the completing of the 2009 audit of the Company's financial statements. The Company requested such reaudit in order to be able to request from Rose Snyder & Jacobs permission to use such audited financial statements in the Company's future filings with the Commission. The engagement of Rose Snyder & Jacobs was approved by the Audit Committee and subsequently ratified by the Board. During the Company's fiscal years ended December 31, 2007 and December 31, 2008 and through December 18, 2009, the Company did not consult with Rose Snyder & Jacobs regarding any of the matters or events set forth in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Also on December 22, 2009, the Company dismissed SingerLewak LLP, or Singer as the Company's independent registered public accounting firm. This action was approved by the Audit Committee of the Board and subsequently ratified by the Board.

During the fiscal years ended December 31, 2007 and December 31, 2008, respectively, and in the subsequent interim periods ending September 30, 2009 and through December 22, 2009, there were no disagreements between the Company and Singer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Singer, would have caused Singer to make reference to the subject matter of the disagreement in their reports on the financial statements for such years. We provided Singer with a copy of these disclosures, which were contained in a Current Report on Form 8-K, filed on December 23, 2009 and on an Amended Current Report on Form 8-K/A, filed on January 5, 2010, and requested that Singer furnish a letter addressed to the Securities and Exchange Commission stating whether Singer agrees with the statements made by us in regarding their dismissal and set forth above (the "Letter"). A copy of the Letter, dated January 5, 2010, from Singer to the Commission was attached as Exhibit 16.1 to the Amended Current Report on Form 8-K/A.

The Audit Committee has directed that management submit the selection of this independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Rose, Snyder & Jacobs are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Stockholder ratification of the selection of Rose, Snyder & Jacobs as the Company's independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board of Directors is submitting the selection of Rose, Snyder & Jacobs to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Rose, Snyder & Jacobs. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Principal Accountant Fees and Services

The following table represents aggregate fees billed for the fiscal years ended December 31, 2008 and 2009, by SingerLewak LLP. As previously disclosed, on December 22, 2009, our Audit Committee elected to dismiss SingerLewak LLP and engage Rose, Snyder & Jacobs as our independent registered public accounting firm. Rose, Snyder & Jacobs performed the audit of our financial statements for the years ended December 31, 2008 and 2009 included in our Annual Report, and had no billings during the year ended December 31, 2009. All fees described below were approved by the Audit Committee pursuant to our pre-approval policy discussed below.

	Fiscal Year Ended (in thousands)
	2008	2009
Audit Fees:
Audit of Financial Statements	$107	$198
Quarterly Reviews	-	231
SEC Filings, includes review of 8-K filings,
comfort letters, consents and comment letters	-	97
Total Fees	$107	$526

Audit fees include the audit of the Company's annual financial statements presented in the Company's Annual Report on Form 10-K, reviews of interim financial statements presented in the Company's Quarterly Reports on Form 10-Q and accounting, reporting and disclosure consultations related to those audits, fees related to consents and reports in connection with regulatory filings and attestation services related to Sarbanes-Oxley compliance.

The Company's Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Rose, Snyder & Jacobs, and has concluded that the provision of such services to the degree utilized is compatible with maintaining the independence of the Company's registered public accounting firm. All services provided by Rose, Snyder & Jacobs in 2009 were pre-approved by the Audit Committee after review of each of the services proposed for approval.

No fees were paid to either accounting firm in 2008 for tax or other fees not shown above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted a pre-approval policy for auditor services, including non-audit services, which allows the Chief Executive Officer and/or the Chief Financial Officer to engage the independent registered public accountants, on a case-by-case basis, to consult with our management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board or other regulatory or standard-setting bodies. In addition, the Audit Committee may periodically obtain from the independent registered public accountants estimates of anticipated fees for services in the defined categories of audit services, audit-related services, and tax services for a specified accounting period and pre-approve services in such categories up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accountants are engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. All fees of Rose, Snyder & Jacobs for the year ended December 31, 2009 were approved by the Audit Committee. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
SELECTION OF ROSE SNYDER & JACOBS AS THE COMPANY'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

PROPOSAL 3

APPROVAL OF AMENDMENT TO THE COMPANY'S 2001 EQUITY INCENTIVE PLAN

In June 2001, our Board of Directors adopted, and our stockholders subsequently approved, the Company's 2001 Equity Incentive Plan (the "Plan"). The number of shares authorized for issuance under the Plan is currently 12,000,000, of which none remained available for issuance as of December 31, 2009.

In January 2010, the Board amended the Plan, subject to stockholder approval, to eliminate the automatic share increase provisions of the Plan and instead to fix the number of shares available for issuance under the Plan at 27,000,000. Stockholder approval of this Proposal 3 would result in the addition of 15,000,000 shares to the Plan. The Board adopted this amendment to ensure that a sufficient reserve of our Company's common stock is available to be used as stock options under the Plan, based on our Board's assessment of our anticipated needs under our equity compensation program. The Board believes that the Plan is in the best interest of stockholders, as equity awards granted under the plan help to attract, motivate, and retain talented employees, align employee and stockholder interests, link employee compensation with Company performance, and maintain a culture based on employee stock ownership.

If the amendment to the Plan is approved by the stockholders, then the amendment will be effective as of the date of the Annual Meeting. Stockholders are requested in this Proposal 3 to approve this proposed amendment to the Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

A summary of the Plan, as amended, is set forth below. The summary is qualified in its entirety by reference to the full text of the Plan, as amended, which is attached as Appendix A to this proxy statement.

Description of the Plan, as Amended

Purpose

The Board adopted the Plan to provide a means to retain the services of the group of persons eligible to receive rights under the Plan, to secure and retain the services of new members of such group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

Available Stock Awards

The purpose of the Plan is to provide a means by which eligible recipients of any rights granted under the Plan may be given an opportunity to benefit from increases in the value of the common stock through the granting of the following rights: Incentive Stock Options, Nonstatutory Stock Options, Stock Purchase Awards, Stock Bonus Awards, Stock Appreciation Rights, Stock Unit Awards and Other Stock Awards.

Administration

The Board administers the Plan. The Plan provides that it will be administered by the Board unless the Board delegates administration of the Plan to a committee composed of not fewer than one member of the Board. Subject to the provisions of the Plan, the Board has the power to determine when and how rights under the Plan shall be granted and the provisions of each offering of such rights.

Shares of Common Stock Subject to the Plan

Subject to approval of this proposal by the Company's stockholders, an aggregate of 27,000,000 shares, inclusive of previously reserved shares, of the Company's common stock are reserved for issuance pursuant to the Plan. The automatic share increase provision of the Plan will be eliminated and the number of shares available for issuance under the Plan will be fixed at 27,000,000 shares.

Eligibility

Incentive Stock Options under the Plan may be granted only to employees whereas any other rights under the Plan may be granted to employees, directors and consultants. A ten percent stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the fair market value of the common stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant. In the event the Company becomes subject to the applicable provisions of Section 162(m) of the Internal Revenue Code of 1986, no employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than one million (1,000,000) shares of common stock during any calendar year. A consultant shall not be eligible for the grant of a Stock Award, if at the time of grant, a Form S-8 Registration Statement under the Securities Act of 1933 is not available to register either the offer or the sale of the Company's securities to such consultant for any reason.

Option Provisions

The Board will determine the form and terms of each Option. All Options will be designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant. The exercise price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the common stock subject to the Option on the date the Option is granted, unless such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Internal Revenue Code. The Board will determine the exercise price of each Nonstatutory Stock Option.

An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution whereas a Nonstatutory Stock Option may be transferred to the extent provided in the option agreement. In the event that an optionholder's continuous service with our Company terminates, the optionholder may exercise the option at the earlier of the expiration of the term of the Option or within three (3) months following the termination of the optionholder's continuous service with us. If the optionholder is terminated for cause, the Option will terminate upon the termination date of the optionholder's continuous service with us.

The purchase price of common stock acquired pursuant to each Option shall be paid either (i) in cash at the time such Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option.

Stock Award Provisions Other Than Options

Stock Purchase Awards: Stock Purchase Awards may be granted to participants pursuant to the Board's determination. The purchase price of the Stock Purchase Award and the permissible consideration for the payment of the purchase price will be determined by the Board at the time of the grant of a Stock Purchase Award or a Stock Unit Award. Rights of transferability will be determined by the Board and will be subject to the terms and conditions of the agreement the Board and the participant enter. In the event that a Participant's continuous service terminates, the Company will have the right to repurchase any or all of the shares of common stock held by the Participant that have not vested as of the date of termination.

Stock Bonus Awards: Stock Bonus Awards may be awarded to participants in consideration for past services that were rendered to us or our affiliates. Such awards may be subject to forfeiture to the Company in accordance with a vesting schedule that will be determined by our Board. Rights of transferability will be determined by the Board and will be subject to the terms and conditions of the agreement the Board and the participant enter. In the event a Participant's continuous service terminates with the Company, the Company may receive via a forfeiture condition, any or all of the shares of common stock held by the Participant which have not vested as of the date of termination.

Stock Unit Awards: Stock Unit Awards may be granted to participants at the Board's discretion. The Board will determine the consideration, if any, to be paid by the participant at the time of grant. Unvested portions of the Stock Unit Awards will be forfeited upon the participant's termination of continued service to us.

Stock Appreciation Rights: Each Stock Appreciation Right will be denominated in shares of common stock equivalents. The appreciation distribution payable on the exercise of the Stock Appreciation Right will not be greater than the aggregate fair market value of the underlying common stock equivalents or an amount that will be determined by the Board at the time of the grant of the Stock Appreciation Right. The appreciation distribution may be paid in any form as the Board deems appropriate. If the participant's continuous service with us is terminated, the participant may exercise the Stock Appreciation Right at the earlier of the expiration of the term of the Stock Appreciation Right or within three (3) months following the termination of the participant's continuous service with us.

Other Stock Awards: The Board may grant other forms of Stock Awards. The Board has authority to determine the persons to whom, the amount and the time at which such awards will be granted.

Adjustments Upon Changes in Stock

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporation structure, may change the class(es) and number of shares of common stock of the Company subject to the Plan and to outstanding rights. In that event, the Plan will be appropriately adjusted in the class(es), number of shares and price per share subject to the Plan.

In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards will terminate immediately prior to the completion of such dissolution or liquidation.

In the event of (i) the sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, (ii) the sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company, (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise, (collectively "Corporation Transaction"), any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or substitute similar rights for those outstanding under the Plan. If any surviving or acquiring corporation does not continue or assume such rights or does not substitute similar rights for rights outstanding under the Plan, then the vesting of such Stock Awards, will be accelerated in full to a date prior to such Corporate Transaction as the Board may determine. The vesting of any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, will not be accelerated unless otherwise provided for in the agreement between the Company and the holder of such Stock Award.

Amendment and Termination of the Plan

The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 5, 2011, the day before the tenth (10th) anniversary of the date the Plan was adopted by the Board.

Subject to the limitations, the Board may amend the Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent such approval is necessary to satisfy applicable law.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information with respect to our equity compensation plans as of December 31, 2009. This does not include 11,999,463 shares of common stock to be issued to holders of MMR's options.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans
approved by security holders	17,461,649	$ 0.12	9,538,351	(1)

Equity compensation plans not
approved by security holders	-	-	-

Total	17,461,649	$ 0.12	9,538,351

(1)          Includes a total of 27 million shares of our common stock reserved for issuance under our 2001 Equity Incentive Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT
TO THE COMPANY'S 2001 EQUITY INCENTIVE PLAN
TO INCREASE AND FIX THE NUMBER OF AUTHORIZED SHARES AT 27,000,000 SHARES

PROPOSAL 4

APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO CHANGE COMPANY'S NAME TO MMRGLOBAL, INC.

On January 21, 2010, our Board unanimously voted to approve an amendment to Article I of the Company's Amended and Restated Certificate of Incorporation to effect a name change and to recommend that the name change amendment be submitted to stockholders for approval. The Board believes that it is in the Company's best interest to change its name to MMRGlobal, Inc. and recommends the stockholders' approval.

We believe the proposed new name will better reflect the global presence of our Company. If the name change amendment is approved by our stockholders, the name change will be effective when the amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The outstanding shares of common stock will not be affected by the name change. A new CUSIP number will be assigned to the outstanding shares of common stock following the effectiveness of the name change. Stock certificates bearing the MMR Information Systems, Inc. name and the old CUSIP number of the outstanding common stock will continue to be honored. The Board believes that the new Company name is in the best interest of stockholders since it can provide the Company with a more appropriate identification and image which will benefit the Company's future business development.

The Company's Amended and Restated Certificate of Incorporation, as amended, is attached as Appendix B to this Proxy Statement.

If the name change amendment is not approved by stockholders, the proposed amendment to the Company's Amended and Restated Certificate of Incorporation will not be made and the Company's name will not change.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO ARTICLE I OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO MMRGLOBAL, INC.

CORPORATE GOVERNANCE OF THE COMPANY

Corporate Governance Principles

We are committed to maintaining the highest standards of business conduct and corporate governance. We have adopted a Code of Business Conduct and Ethics for our directors, officers and employees. Our Certificate of Incorporation, Bylaws and the Board of Directors committee charters provide additional framework for our corporate governance principles.

Our business, property and affairs are managed under the direction of the Board of Directors. The Board of Directors selects the senior management team, which is charged with the day-to-day operations of the Company's business. Members of the Board of Directors are kept informed of the Company's business through discussions with the Chief Executive Officer, other senior officers and the Company's counsel, by reviewing materials requested by them or otherwise provided to them and by participating in meetings of the Board of Directors and its committees. Having selected the senior management team, the Board of Directors acts as an advisor and counselor to senior management, monitors its performance and proposes or makes changes to the senior management team when it deems necessary or appropriate.

Board Leadership Structure and Role in Risk Oversight

Robert H. Lorsch holds the positions of Chairman, President, and Chief Executive Officer at our Company. He has held these positions since 2005, during which time he has served our Company well. We believe that it is in the best interests of our stockholders to have Mr. Lorsch serve as Chairman of our Board of Directors. Mr. Lorsch's combined role as Chairman and Chief Executive Officer allows for a clear focus for the chain of command to execute our Company's strategic plan. Pursuant to our bylaws, our Board of Directors determines how the powers of our Company shall be exercised and how our business shall be conducted. Thus, our Board of Directors has the necessary flexibility to determine whether the positions of Chairman and Chief Executive Officer should be held by the same person or by separate persons, based on our Company's leadership needs. Moreover, six of our seven directors are deemed independent under NASDAQ's listing standards. The independent directors and Mr. Lorsch effectively oversee our Company's management. Accordingly, we do not find it necessary to require our Chairman to be an independent director. Our corporate governance guidelines, along with Mr. Lorsch's track record in leading our Company for the last 5 years, ensure that our Company will continue to be served well by him serving as our Chairman, President, and Chief Executive Officer.

Our management is responsible for risk management on a day-to-day basis. Our Board of Directors oversees the risk management activities of management directly and through its committees by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.

Board of Directors and Committee Meetings

The Board of Directors held 13 meetings during the year ended December 31, 2009. The Board of Directors has an Audit Committee, which held 7 meetings during the year ended December 31, 2009, a Nominating and Corporate Governance Committee, which did not meet during the year ended December 31, 2009, an Executive Committee, which held 2 meetings during the year ended December 31, 2009, and a Compensation Committee, which held 2 meetings during the year ended December 31, 2009. Each of the directors attended at least 75% of the aggregate number of meetings of both the Board of Directors and the committees on which he served, held during the period for which he was a director or committee member, respectively.

The Board of Directors has not adopted a formal policy on members' attendance at our Annual Meeting, although all members of the Board of Directors are invited to attend. The Company did not hold an annual meeting in 2009 due to the timing of the Merger.

Committees of the Board of Directors

Audit Committee and Audit Committee Financial Expert

The Company has a separately designated standing Audit Committee of the Board of Directors established in accordance with the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Board of Directors was established by the Board to oversee our corporate accounting and financial reporting processes and audits of our consolidated financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on our audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company's annual audited consolidated financial statements and quarterly consolidated financial statements with management and the independent auditors, including reviewing our disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report.

Since January 27, 2009, the members of the Audit Committee are Messrs. Barreto, Jr., Stolar and Rebensdorf. The Audit Committee has adopted a written charter that is available to stockholders from the "Investor Relations" page on our website at www.mymedicalrecords.com.

Although the Company is traded on OTCBB, the Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis. In light of compensation received for consulting services, our Board of Directors has determined that the current members of our Audit Committee are not independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). Further, our Board of Directors has determined that, notwithstanding the experience and education of our Audit Committee members, we do not have an "audit committee financial expert," as defined in applicable SEC rules. Given the size of our Company and the familiarity of the Audit Committee members with our Company, we believe it is not necessary to have such an expert at this time.

Report of the Audit Committee of the Board of Directors

The material in this report is not "soliciting material," is not deemed "filed" with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, or the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2009 with management. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by the Statement on Auditing Standards No. 141, The Auditor's Communication with Those Charged with Governance, as currently in effect (which statement on Auditing Standards superseded Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended). The Audit Committee has also received the written disclosures and the letter from the independent registered public accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent registered public accountants the independent registered public accountant's independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report.

Submitted on May 3, 2010 by the members of the Audit Committee of the Board of Directors.

Mr. Hector V. Barreto, Jr.
Mr. George Rebensdorf
Mr. Bernard Stolar

Nominating and Corporate Governance Committee

The Company has a separately designated standing Nominating and Corporate Governance Committee of the Board of Directors. The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders from the "Investor Relations" page on our website at www.mymedicalrecords.com. The Nominating and Corporate Governance Committee is responsible for (i) the identification of qualified candidates to become members of the Board of Directors, (ii) the selection of candidates for recommendation to the Board of Directors as nominees for election as directors at the next annual meeting of stockholders, (iii) the selection of candidates for recommendation to the Board of Directors to fill any vacancies on the Board of Directors, (iv) the selection of a candidate for recommendation to the Board of Directors as the chairman of the Board, (v) making recommendations to the Board of Directors regarding the staffing of Board committees and the chairman of each committee; and (vi) analyzing and making recommendations to the Board of Directors regarding corporate governance matters applicable to the Company. The Nominating and Corporate Governance Committee is composed of three non-employee directors: Messrs. Helm, Zwissig, and Rebensdorf. The Nominating and Corporate Governance Committee has recommended that it be composed of Messrs. Helm, Zwissig, and Rebensdorf following the Annual Meeting should Messrs. Helm and Zwissig be elected to the Board of Directors by the Company's stockholders.

Although the Company is traded on OTCBB, the Board of Directors reviews the NASDAQ listing standards' definition of independence for the Nominating and Corporate Governance Committee members on an annual basis. Each member of the Nominating and Corporate Governance Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards).

The Nominating and Corporate Governance Committee identifies director nominees through a combination of referrals, including by stockholders, existing members of the Board of Directors and management, and direct solicitations, where warranted. Once a candidate has been identified, the Nominating and Corporate Governance Committee reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. The Nominating and Corporate Governance Committee usually believes it to be appropriate for committee members to interview the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire Board of Directors to stand for election to the Board.

We have adopted a formal process by which stockholders may recommend nominees to our board of directors. This information is available in the Corporate Governance section under "Investor Relations" on our website at www.mymedicalrecords.com. No material changes to this policy have been made since we provided disclosure regarding this policy in our Proxy Statement for the 2008 annual meeting of stockholders.

Among the factors that the committee considers when evaluating proposed nominees are their understanding of, and commitment to, the interests of stockholders; their independence; their experience and involvement in the successful creation of stockholder value; their experience in the information technology, medical technology and broader healthcare industry; their knowledge of and experience in business matters, accounting, finance, capital markets and mergers and acquisitions; and a demonstrated commitment to good corporate citizenship. There are no stated minimum criteria for director nominees, and the Nominating and Corporate Governance Committee may consider other factors including the appropriate size of the Board of Directors and the overall mix of professional experience of the members of the Board. The Nominating and Corporate Governance Committee may request references and additional information from the candidate prior to reaching a conclusion. The Nominating and Corporate Governance Committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.

The Nominating and Corporate Governance Committee believes that differences in background, professional experience, education, skill and viewpoint enhance the Board of Directors' performance. Thus, the Nominating and Corporate Governance Committee considers such diversity in selecting, evaluating and recommending proposed nominees. However, neither the Nominating and Corporate Governance Committee nor the Board of Directors has implemented a formal policy with respect to the consideration of diversity for the composition of the Board of Directors.

Executive Committee

The Executive Committee may exercise the authority of the Board between Board meetings, except to the extent that the Board has delegated authority to another committee or to other persons, and except as limited by applicable law. Actions of the Executive Committee are then reviewed and ratified by the full Board at the next Board of Directors meeting.

Compensation Committee

The Company has a separately designated standing Compensation Committee of the Board of Directors. The Compensation Committee has adopted a written charter that is available to stockholders from the "Investor Relations" page on our website at www.mymedicalrecords.com. The Compensation Committee is responsible for (i) recommending the type and level of compensation for officers of the Company, (ii) managing the Company's equity incentive plans, and (iii) approving grants under the Company's equity incentive plans to non-executive officers and employees of the Company. The Compensation Committee is currently composed of three non-employee directors: Messrs. Stolar, Barreto and Rebensdorf, and Mr. Barreto serves as Chairman. The Nominating and Corporate Governance Committee has recommended that the Compensation Committee be composed of Messrs. Stolar, Barreto (as Chairman) and Rebensdorf, following the Annual Meeting. Each member of the Compensation Committee is "independent" as that concept is defined under NASDAQ listing standards.

Although the Company is traded on OTCBB, the Board of Directors reviews the NASDAQ listing standards' definition of independence for the Compensation Committee members on an annual basis. Each member of the Compensation Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards).

The Compensation Committee meets on a regular basis throughout the year to review the compensation provided to the executive officers and directors of the Company. At each meeting, the Compensation Committee reviews the performance of the Company, the Company's cash position, and the quantity and quality of services rendered by the Company's executive officers and directors.

At the end of the year, the Compensation Committee meets to discuss and evaluate the annual performance of each of the executive officers and of the members of the Board of Directors. At this meeting, the Compensation Committee receives the input of the Company's Chairman and Chief Executive Officer in conducting its evaluations, including recommendations for base salaries, and stock option grants for officers and directors. The Compensation Committee then exercises its own independent judgment, away from the Company's Chairman and Chief Executive Officer, and creates its own recommendations for compensation, which may or may not include the recommendations provided by the Company's Chairman and Chief Executive Officer. The Compensation Committee does not delegate its recommendation authority to any other committee or subcommittee.

The Compensation Committee subsequently presents its recommendations to the Board of Directors, who then reviews the recommendations. Following its review of the Compensation Committee's recommendations, the Board of Directors finalizes the compensation recommendations for officers and directors, and then approves those recommendations. Neither the Compensation Committee nor the Board of Directors utilizes the services of a compensation consultant.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

The following table sets forth certain information with respect to the compensation paid to our non-employee directors for the following fiscal years:

		Fees Earned
		or Paid in	Option		Stock		Other
	Year	Cash (1)	Awards (2)		Awards (2)		Compensation (3)	Totals
Hector V. Barreto, Jr.	2009	$26,000	$151,188	(4)	$96,490	(10)	$50,000	$323,678
	2008	$-	$-		$15,250	(10)	$50,000	$65,250
David A. Boyden	2009	$17,500	$27,608	(5)	$-		$-	$45,108
	2008	$-	$-		$-		$-	$-
Douglas H. Helm	2009	$21,500	$31,059	(6)	$-		$-	$52,559
	2008	$-	$-		$-		$-	$-
George Rebensdorf	2009	$22,500	$243,007	(7)	$120,000	(11)	$34,133	$419,640
	2008	$-	$-		$21,250	(11)	$50,000	$71,250
Bernard Stolar	2009	$18,000	$156,019	(8)	$-		$55,868	$229,887
	2008	$-	$-		$15,250	(12)	$51,025	$66,275
Jack Zwissig	2009	$18,000	$149,117	(9)	$55,000	(13)	$-	$222,117
	2008	$-	$-		$22,500	(13)	$-	$22,500

  All director fees earned during 2009 were deferred. As a result, none of the above fees were paid, and are reflected as a component of related party payables in the consolidated balance sheet as of December 31, 2009.
  Option and stock awards above are disclosed at their aggregate grant date fair values as calculated under FASB ASC 718 (formerly SFAS 123(R)). Assumptions made for the purpose of computing these amounts are discussed in Note 2 of the Notes to the Consolidated Financial Statements included in our Annual Report.
  Other compensation represents additional fees earned by each respective director for consulting services performed.
  Mr. Barreto was granted 255,000 stock options to purchase shares of our common stock on May 21, 2009 with an exercise price of $0.179 per share, and 1,200,000 stock options on August 6, 2009 with an exercise price of $0.125 per share. The aggregate grant date fair value of these options amounted to $151,188.
  Mr. Boyden was granted 200,000 stock options to purchase shares of our common stock on May 21, 2009 with an exercise price of $0.179 per share. The aggregate grant date fair value of these options amounted to $27,608.
  Mr. Helm was granted 225,000 stock options to purchase shares of our common stock on May 21, 2009 with an exercise price of $0.179 per share. The aggregate grant date fair value of these options amounted to $31,059.
  Mr. Rebensdorf was granted 360,000 stock options to purchase shares of our common stock on May 21, 2009 with an exercise price of $0.179 per share, and 2,000,000 stock options on August 6, 2009 with an exercise price of $0.125 per share. The aggregate grant date fair value of these options amounted to $243,007.
  Mr. Stolar was granted 290,000 stock options to purchase shares of our common stock on May 21, 2009 with an exercise price of $0.179 per share, and 1,200,000 stock options on August 6, 2009 with an exercise price of $0.125 per share. The aggregate grant date fair value of these options amounted to $156,019.
  Mr. Zwissig was granted 240,000 stock options to purchase shares of our common stock on May 21, 2009 with an exercise price of $0.179 per share, and 1,200,000 stock options on August 6, 2009 with an exercise price of $0.125 per share. The aggregate grant date fair value of these options amounted to $149,117.
  During the year ended December 31, 2009, Mr. Barreto was granted an aggregate total of 830,379 shares of restricted common stock as payment for services, which had an aggregate total grant date fair value of $96,490. During the year ended December 31, 2008, Mr. Barreto was granted an aggregate total of 155,000 shares of restricted common stock as payment for services rendered, which had an aggregate grant date fair value of $15,250.

  During the year ended December 31, 2009, Mr. Rebensdorf was granted an aggregate total of 1,000,000 shares of restricted common stock as payment for services, which had an aggregate total grant date fair value of $120,000. During the year ended December 31, 2008, Mr. Rebensdorf was granted an aggregate total of 175,000 shares of restricted common stock as payment for services rendered, which had an aggregate grant date fair value of $21,250.
  During the year ended December 31, 2008, Mr. Stolar was granted an aggregate total of 155,000 shares of restricted common stock as payment for services, which had an aggregate total grant date fair value of $15,250.
  During the year ended December 31, 2009, Mr. Zwissig was granted an aggregate total of 508,857 shares of restricted common stock as payment for services, which had an aggregate total grant date fair value of $55,000. During the year ended December 31, 2008, Mr. Zwissig was granted an aggregate total of 250,000 shares of restricted common stock as payment for services rendered, which had an aggregate grant date fair value of $22,500.

Narrative to Director Compensation Table

Following the Merger, on January 27, 2009, our newly elected Board held a special meeting and decided to postpone the receipt of option grants under our currently existing 2005 Non-Employee Directors' Stock Option Plan and requested that the Compensation Committee meet to consider and review our director compensation policies and program and the grant of equity compensation to our Board members. At the same special Board meeting, the Board agreed to immediately modify the fees paid to non-employee directors as follows: an annual fee of $12,000, plus an additional annual fee of $5,000 for the Chairman of the Audit Committee, and an additional annual fee of $4,000 for the Chairmen of our Compensation and Nominating and Corporate Governance Committees. Non-employee directors now will receive $1,000 for in-person attendance at non-telephonic meetings, and $500 for telephonic participation in both in-person and telephonic meetings. Our non-employee directors will continue to be reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of our Board and for other expenses reasonably incurred in their capacity as directors. We do not compensate our employee director, Mr. Lorsch, for serving as director on our Board. Our full Board will consider further changes upon the recommendation of the Compensation Committee when appropriate.

Executive Compensation

Summary Compensation Table

The following table summarizes the compensation earned by each "named executive officer" of MMR Information Systems, Inc. for the past two fiscal years, determined on the basis of rules adopted by the SEC relating to "smaller reporting companies."

								Non-Equity	All
				Stock		Option		Incentive Plan	Other
	Year	Salary		Awards (1)		Awards (1)		Compensation	Compensation		Totals
Robert Lorsch	2009	$175,000		$387,372	(2)	$1,978,330	(3)	$-	$36,000	(4)	$2,576,702
President and	2008	$120,000		$-		$-		$-	$380,082	(4)	$500,082
Chief Executive Officer

Naj Allana	2009	$122,078	(5)	$84,842	(6)	$-		$-	$54,372	(7)	$261,292
Executive Vice President	2008	$199,020	(5)	$17,324	(6)	$-		$-	$31,574	(7)	$247,918
of Technology and Product Development

Ingrid Safranek	2009	$3,000		$-		$-		$-	$-		$3,000
Chief Financial	2008	$-		$-		$-		$-	$-		$-
Officer

Richard Teich	2009	$105,750	(8)	$49,200	(9)	$-		$-	$22,900	(10)	$177,850
	2008	$101,625	(8)	$9,100	(9)	$-		$-	$19,981	(10)	$130,706

  Option and stock awards above are disclosed at their aggregate grant date fair values as calculated under FASB ASC 718 (formerly SFAS 123(R)). Assumptions made for the purpose of computing these amounts are discussed in Note 2 of the Notes to the Consolidated Financial Statements included in our Annual Report.
  Mr. Lorsch was granted 141,321 shares of restricted common stock on August 17, 2009 with a grant date fair value of $18,372 as compensation for a personal guarantee. Also, on January 27, 2009, The RHL Group, Inc., a California corporation wholly-owned by Mr. Lorsch, was issued 328,174 shares of restricted common stock with a grant date fair value of $5,000 as compensation for extension of a guarantee. In addition, The RHL Group, Inc. was granted 2,800,000 shares of restricted common stock on August 17, 2009 with a grant date fair value of $364,000 as payment of a loan origination fee.

  On August 17, 2009, Mr. Lorsch and The RHL Group, Inc. were granted an aggregate total of 11,745,983 warrants to purchase shares of the Company's common stock at an exercise price of $0.125 per share with an aggregate total grant date fair value of $1,131,852. This amount was recorded as interest expense during the year ended December 31, 2009, as the Company granted these warrants as consideration for Mr. Lorsch guarantying monies owed to a vendor and The RHL Group, Inc.'s waiver of MMR Information Systems, Inc.'s payment default under the Third Amended Note included in our Annual Report. On August 9, 2009, Mr. Lorsch was granted 9,000,000 stock options to purchase shares of the Company's common stock at an exercise price of $0.125 per share with an aggregate total grant date fair value of $846,478.
  During the year ended December 31, 2009, other compensation includes $36,000 of auto allowance paid in 2009. During the year ended December 31, 2008, other compensation includes $283,082 of consulting fees paid to The RHL Group, Inc. For more information relating to the consulting agreement with The RHL Group, Inc., see Item 13 "Certain Relationships and Related Party Transactions, and Director Independence," in our Annual Report $57,000 of auto allowance paid in 2008 (which includes $21,000 deferred in 2007), and approximately $40,000 of insurance premiums for 2008, including finance charges on the financing of the premium payments, on The RHL Group, Inc.'s Directors' & Officers' insurance policy, which supplements coverage under MMR Information Systems, Inc.'s Directors' & Officers' policy.
  Mr. Allana received $122,078 and $114,300 in cash as salary for the years ended December 31, 2009 and 2008, respectively. We deferred payment of $10,275 and $84,720 for the years ended December 31, 2009 and 2008, respectively, until such payments could be made without jeopardizing our ability to continue as a going concern.
  During the year ended December 31, 2009, Mr. Allana was issued 707,016 shares of restricted common stock on August 6, 2009 with a grant date fair value of $84,842 as consideration for continuing to defer a portion of his salary. During the year ended December 31, 2008, Mr. Allana was issued 100,000 shares of restricted common stock on February 15, 2008 and 232,440 shares of restricted common stock on November 1, 2008 as consideration for continuing to defer a portion of his salary. The aggregate grant date fair value for restricted common stock issued in 2008 amounted to $17,324.
  During the year ended December 31, 2009, other compensation includes $41,450 in consulting fees for services rendered (paid on an hourly-fee basis) during the months of July through December 2009, when Mr. Allana's salary and time commitment were reduced to accommodate our cash situation, as well as $12,922 in interest earned on deferred compensation for 2009. During the fiscal year ended December 31, 2008, other compensation includes $15,000 in consulting fees for services rendered (paid on an hourly-fee basis) during the months of August through October 2008, when Mr. Allana's salary and time commitment were reduced to accommodate our cash situation. Of the $15,000 in fees, $3,750 were paid in cash and the balance of $11,250 remained unpaid as of December 31, 2008. Other compensation also includes $6,574 of interest earned on deferred compensation for 2008, as well as $10,000 of auto allowance (all of which was deferred).
  Mr. Teich received $105,750 and $81,625 in cash as salary for the years ended December 31, 2009 and 2008, respectively. We deferred payment of $2,693 and $20,000 for the years ended December 31, 2009 and 2008, respectively, until such payments could be made without jeopardizing our ability to continue as a going concern.
  During the year ended December 31, 2009, Mr. Teich was issued 410,000 shares of restricted common stock on August 6, 2009 with a grant date fair value of $49,200 as consideration for continuing to defer a portion of his salary. During the year ended December 31, 2008, Mr. Teich was issued 50,000 shares of restricted common stock on February 15, 2008 and 160,000 shares of restricted common stock on November 1, 2008 as consideration for continuing to defer a portion of his salary. The aggregate grant date fair value for restricted common stock issued in 2008 amounted to $9,100.
  During the year ended December 31, 2009, other compensation includes $18,011 in consulting fees for services rendered (paid on an hourly-fee basis) during the months of July through December 2009, when Mr. Teich's salary and time commitment were reduced to accommodate our cash situation, as well as $4,889 in interest earned on deferred compensation for 2009. During the year ended December 31, 2008, other compensation included $12,825 in consulting fees for services rendered (paid on an hourly-fee basis) during the months of June through October 2008, when Mr. Teich either received a reduced salary or did not receive a salary to accommodate our cash situation. Includes $5,188 of interest earned on deferred compensation for 2008, as well as a $2,000 auto allowance in 2008.

Narrative to Summary Compensation Table

Employment Agreements

We have entered into an employment agreement with our Chairman, President and Chief Executive Officer, Robert H. Lorsch, with an initial term ending on December 31, 2011, subject to successive automatic extension unless we or Mr. Lorsch elect not to extend. Under the terms of his agreement, Mr. Lorsch shall serve as both our President and Chief Executive Officer and President and Chief Executive Officer of our wholly-owned subsidiary, MMR. The agreement provides for a base salary of $15,000 per month, subject to an upward increase and with an annual bonus and stock option grants in such amounts, if any, as the Board of Directors may determine in its sole discretion. Mr. Lorsch receives a monthly auto allowance, reimbursement of certain life insurance proceeds, and reimbursement for certain other insurance coverage, and is entitled to participate in benefits generally made to our senior executives.

Mr. Lorsch may terminate the agreement upon 30 days written notice without reason or for good reason (as defined in the agreements) if we fail to cure acts or omissions constituting good reason within 30 days. If Mr. Lorsch's employment is terminated by us for cause or voluntarily by Mr. Lorsch without good reason, he will not be entitled to receive any severance payments or benefits under the employment agreement. If Mr. Lorsch's employment is terminated by us without cause or voluntarily by Mr. Lorsch for good reason, Mr. Lorsch will be entitled to one year of salary at his then current rate of pay, including all monthly benefits, and the pro rata portion of the annual bonus otherwise due Mr. Lorsch. Mr. Lorsch is not entitled to any severance payments or benefits under the agreement if he is terminated for cause or voluntarily resigns without good reason. In the event of his disability, Mr. Lorsch would be entitled to receive compensation equal to 40% of his base salary as then in effect. Mr. Lorsch's employment agreement includes provisions that prohibit Mr. Lorsch from disclosing our confidential information and trade secrets and competing with us during the term of his employment agreement or soliciting our employees for 12 months following termination of employment.

We also have entered into a consulting agreement with The RHL Group, Inc., which is wholly-owned by Mr. Lorsch, that provides for a monthly fee of $25,000 plus reimbursement of expenses including medical insurance.

We also have entered into an employment agreement with our former Chief Financial Officer and Senior Vice President and current Executive Vice President of Technology and Product Development, Naj Allana. Under the terms of his agreement, Mr. Allana also serves as Chief Financial Officer, Executive Vice President of our wholly-owned subsidiary, MMR. The agreement provides for a base salary of $15,845 per month, including $3,500 per month for his services to MMR, subject to an upward increase. In addition to his base salary, Mr. Allana is entitled to receive a commission with respect to certain of our accounts.

Mr. Allana's employment agreement was effective until February 15, 2010 and automatically renewed for successive 12 month periods unless terminated at least 120 days prior to the end of the term. If we terminate Mr. Allana's employment, other than for misconduct (as defined in the employment agreement), we would continue to pay Mr. Allana his monthly salary for the remainder of the then current term, or if done 120 days preceding the end of the term, then through the end of the next 12 month term.

On January 26, 2010, we entered into an employment agreement with Ingrid Safranek as our Vice President, Chief Financial Officer and Secretary. Under the terms of her employment agreement, Ms. Safranek receives a base salary, subject to annual increases as determined by the Board of Directors, certain benefits as set forth in the employment agreements, and an annual bonus at the discretion of the board of directors. Ms. Safranek's employment agreement is in effect until June 15, 2010, and shall automatically renew for successive one-year periods, unless extended or otherwise terminated at least 60 days prior to the end of the term.

If the Company terminates Ms. Safranek's employment, unless due to misconduct (as defined in the employment agreement), the Company must continue to pay Ms. Safranek her monthly salary for two (2) months, if such termination occurs within the first year of employment; for six (6) months, if such termination occurs between the first year and the last day of the second year of employment; and for twelve (12) months, if such termination occurs after the last day of the second year of employment. For purposes of clarification, a change in title or diminution of responsibilities, regardless of the level of materiality, shall not be considered a termination under the provisions of this Agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all outstanding equity awards held by our named executive officers as of December 31, 2009.

Option/Warrant Awards
Equity Incentive
Plan Awards:
	Number of	Number of
	Securities	Securities
	Underlying	Underlying		Option/	Option/
	Unexercised	Unexercised		Warrant	Warrant
	Options (#)	Unearned		Exercise	Expiration
	Exercisable	Options (#)		Price ($)	Date
Robert Lorsch	11,745,983	-		$0.125	8/18/2014
President and	2,700,000	6,000,000		$0.125	1/27/2014
Chief Executive Officer
Naj Allana	164,087	-		$0.046	9/1/2011
EVP of Technology and			$
Product Development

CEO Compensation

On January 27, 2009, our Board of Directors set Mr. Lorsch's, our President, Chairman and Chief Executive Officer, salary at $15,000 per month. Mr. Lorsch is also entitled to an annual bonus and stock option grants. On August 6, 2009, our Board of Directors, upon recommendation of the Compensation Committee, approved the issuance of an option grant (the "Option") to Mr. Lorsch pursuant to the terms of Mr. Lorsch's employment agreement with us, dated January 27, 2009. Mr. Lorsch's employment agreement provided that, each year during the term of Mr. Lorsch's employment with us, Mr. Lorsch is entitled to a grant or grants of stock options as determined by the Board of Directors. However the option grant was not considered until the August 6, 2009 meeting. The Option entitles Mr. Lorsch to purchase up to 3,000,000 shares of Company common stock per year for the three year term of the employment agreement, at an exercise price of $0.125 per share, which was the closing price of the Company's common stock as reported on the OTCBB on August 6, 2009. 3,000,000 shares are being vested as of the date of grant January 27, 2009, 3,000,000 shares vest on January 27, 2010, and the remaining 3,000,000 shares will vest on January 27, 2011. The Option agreement has a five year term. On January 21, 2010, the Board approved the acceleration of Mr. Lorsch's options to purchase up to 3,000,000 shares of the Company's common stock that were issued to Mr. Lorsch on January 27, 2009, in connection with Mr. Lorsch's employment agreement. The accelerated options remain at their previously granted exercise price of $0.13 per share.

Compensation and Risk Management

Our Compensation Committee and Board of Directors have analyzed whether the Company's executive and employee compensation practices create improper incentives that would result in a material risk to the Company. Based on this analysis, the Compensation Committee and the Board of Directors has determined that none of the Company's compensation practices for its executive officers or employees is reasonably likely to have a material adverse effect on the Company.

Change of Control Arrangements

The Company has not entered any change of control arrangements with any of our executive officers or employees.

Policies Regarding Tax Deductibility of Compensation

Section 162(m) of the U.S. federal tax code prevents us from taking a tax deduction for non-performance-based compensation in excess of $1 million in any fiscal year paid to the chief executive officer and the three other most highly compensated named executive officers (excluding the chief financial officer). The Compensation Committee continues to review the Company's compensation practices to determine what steps it should take to ensure that its executive officer compensation is exempt from Section 162(m).

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2009 (without exhibits), is being forwarded to each stockholder with this Proxy Statement. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

By Order of the Board of Directors,

Sincerely,

Robert H. Lorsch
Chairman, President and Chief Executive Officer

Beverly Hills, California,
May 3, 2010

APPENDIX A

FAVRILLE, INC.
2001 EQUITY INCENTIVE PLAN
INITIALLY ADOPTED BY THE BOARD OF DIRECTORS AND APPROVED BY STOCKHOLDERS ON JUNE 6, 2001
AMENDMENT AND RESTATEMENT ADOPTED ON APRIL 6, 2004
2ND AMENDMENT AND RESTATEMENT ADOPTED BY THE BOARD OF DIRECTORS ON
JANUARY 21, 2010, AND APPROVED BY STOCKHOLDERS ON ________, 2010
TERMINATION DATE: APRIL 5, 2014

1. PURPOSES.

(a) Amendment and Restatement. The Plan amends and restates the Favrille, Inc. 2001 Equity Incentive Plan (the "Prior Plan"). All outstanding awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan. All options granted subsequent to the effective date of this Plan shall be subject to the terms of this Plan.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(c) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Stock Bonus Awards, (v) Stock Appreciation Rights, (vi) Stock Unit Awards and (vii) Other Stock Awards.

(d) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. DEFINITIONS.

(a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) "Board" means the Board of Directors of the Company.

(c) "Capitalization Adjustment" has the meaning ascribed to that term in Section 11(a).

(d) "Cause" means, with respect to a Participant, the occurrence of any of the following: (i) such Participant's commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state therof; (ii) such Participant's attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant's intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty owed to the Company; (iv) such Participant's unauthorized use or disclosure of the Company's confidential information or trade secrets; (v) such Participant's gross misconduct; or (vi) such Participant's conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might reasonably result in) material harm to the business of the Company. The determination that a termination is for Cause shall be made by the Company in its sole and exclusive judgment and discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e) "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board;

provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(f) "Code" means the Internal Revenue Code of 1986, as amended.

(g) "Committee" means a committee of one (1) or more members of the Board appointed by the Board in accordance with Section 3(c).

(h) "Common Stock" means the common stock of the Company.

(i) "Company" means Favrille, Inc., a Delaware corporation.

(j) "Consultant" means any person, including an advisor, who (i) is engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services or (ii) is serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered a "Consultant" for purposes of the Plan.

(k) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, shall not terminate a Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director shall not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company's leave of absence policy or in the written terms of the Participant's leave of absence.

(l) "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(n) "Director" means a member of the Board.

(o) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(p) "Employee" means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an "Employee" for purposes of the Plan.

(q) "Entity" means a corporation, partnership or other entity.

(r) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(s) "Exchange Act Person" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(t) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(u) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) "IPO Date" means the effective date of the initial public offering of the Common Stock.

(w) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

(x) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(y) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(aa) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(cc) "Other Stock Award" means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(dd) "Other Stock Award Agreement" means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ee) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation", and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

(ff) "Own," "Owned," "Owner," "Ownership" A person or Entity shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(hh) "Plan" means this Favrille, Inc. 2001 Equity Incentive Plan, as amended and restated.

(ii) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(jj) "Securities Act" means the Securities Act of 1933, as amended.

(kk) "Stock Appreciation Right" means a right to receive the appreciation of Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

(ll) "Stock Appreciation Right Agreement" means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(mm) "Stock Award" means any right granted under the Plan, including an Option, a Stock Purchase Award, Stock Bonus Award, a Stock Appreciation Right, a Stock Unit Award or any Other Stock Award.

(nn) "Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(oo) "Stock Bonus Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(pp) "Stock Bonus Award Agreement" means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant. Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

(qq) "Stock Purchase Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(rr) "Stock Purchase Award Agreement" means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(ss) "Stock Unit Award" means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(tt) "Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Stock Unit Award evidencing the terms and conditions of a Stock Unit Award grant. Each Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(uu) "Subsidiary" means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(vv) "Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) a Stock Purchase Award, (C) a Stock Bonus Award, (D) a Stock Appreciation Right, (E) a Stock Unit Award (F) an Other Stock Award, (G) cash and/or (H) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(iv) To amend the Plan or a Stock Award as provided in Section 12.

(v) To terminate or suspend the Plan as provided in Section 13.

(vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(vii) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Stock Awards and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 3(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(t)(ii) above.

(e) Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate twenty seven million (27,000,000) shares of Common Stock.

(b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., "net exercised"), the number of shares that are not delivered to the Participant shall remain available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan. Notwithstanding anything to the contrary in this Section 4(b), subject to the provisions of Section 11(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued as Incentive Stock Options shall be twenty-three million six hundred seventy-nine thousand two hundred (23,679,200) shares of Common Stock.

(c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than one million (1,000,000) shares of Common Stock during any calendar year.

(d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S- 8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. The Board shall determine the term of an Option; provided however that, subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The Board, in its discretion, shall determine the exercise price of each Nonstatutory Stock Option.

(d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable law, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company (either by actual delivery or attestation) of other Common Stock at the time the Option is exercised, (2) according to a deferred payment or other similar arrangement with the Optionholder, (3) by a "net exercise" of the Option (as further described below), (4) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds or (5) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

In the case of a "net exercise" of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price. With respect to any remaining balance of the aggregate exercise price, the Company shall accept a cash payment from the Participant. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the "net exercise", (ii) shares actually delivered to the Participant as a result of such exercise and (iii) shares withheld for purposes of tax withholding.

(e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g) Vesting Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h) Termination of Continuous Service. In the event that an Optionholder's Continuous Service terminates (for reasons other than Cause or upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement). If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i) Extension of Termination Date. An Optionholder's Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (for reasons other than Cause or upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j) Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement). If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(k) Death of Optionholder. In the event that (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (i) the expiration of the term of such Option as set forth in the Option Agreement or (ii) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement). If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(l) Termination for Cause. In the event that an Optionholder's Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder's Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

(m) Early Exercise. The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board's election, shares of Common Stock may be (i) held in book entry form subject to the Company's instructions until any restrictions relating to the Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii) Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (i) in cash at the time of purchase or (ii) in any other form of legal consideration that may be acceptable to the Board and permissible under the Delaware General Corporation Law.

(iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant's Continuous Service. In the event that a Participant's Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board's election, the repurchase right may be at the least of: (i) the Fair Market Value on the relevant date or (ii) the Participant's original cost. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(b) Stock Bonus Awards. Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board's election, shares of Common Stock may be (i) held in book entry form subject to the Company's instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical, but each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Stock Bonus Award may be awarded in consideration for past services actually rendered to the Company or an Affiliate.

(ii) Vesting. Shares of Common Stock awarded under the Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

(c) Stock Unit Awards. Each Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Stock Unit Award Agreements need not be identical, provided, however, that each Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Stock Unit Award. To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Stock Unit Award will not be less than the par value of a share of Common Stock. The consideration may be paid in any form permitted under applicable law.

(ii) Vesting. At the time of the grant of a Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Stock Unit Award as it, in its absolute discretion, deems appropriate.

(iii) Payment. A Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration as determined by the Board and contained in the Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Stock Unit Award after the vesting of such Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Unit Award, as determined by the Board and contained in the Stock Unit Award Agreement. At the discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant's Continuous Service. Except as otherwise provided in the applicable Stock Unit Award Agreement, such portion of the Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service for any reason.

(d) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical, provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Strike Price and Calculation of Appreciation. Each Stock Appreciation Right will be denominated in share of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount (the strike price) that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(ii) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its absolute discretion, deems appropriate.

(iii) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(iv) Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(v) Termination of Continuous Service. In the event that a Participant's Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement) or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(e) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Awards and all other terms and conditions of such Awards.

8. COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. MISCELLANEOUS.

(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Employment or other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

11. ADJUSTMENTS UPON CHANGES IN STOCK.

(a) Capitalization Adjustments. If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a "Capitalization Adjustment"), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Sections 4(a) and 4(b) and the maximum number of securities subject to award to any person pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to the completion of such dissolution or liquidation.

(c) Corporate Transaction. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor's parent company), if any, in connection with such Corporate Transaction. In the event that any surviving corporation or acquiring corporation does not assume or continue all such outstanding Stock Awards or substitute similar stock awards for all such outstanding Stock Awards, then with respect to Stock Awards that have been not assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall (contingent upon the effectiveness of the Corporate Transaction) lapse. With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

(b) Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the agreement evidencing a Stock Award, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14. EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the IPO Date, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

APPENDIX B

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
MMRGLOBAL, INC.

MMRGlobal, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that:

FIRST: The name of the Corporation is MMRGlobal, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is January 21, 2000.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Certificate of Incorporation as follows:

I.

The name of this corporation is MMRGlobal, Inc.

FOURTH: Thereafter pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, MMRGlobal, Inc. has caused this Certificate of Amendment to be signed by its Chairman, Chief Executive Officer and President this _____ day of ____________, 2010.

MMRGLOBAL, INC.

By: /s/ Robert H. Lorsch
 Robert H. Lorsch
Chairman, President and Chief
Executive Officer

B-1

MMRInformationSystems, Inc.

MMR INFORMATION SYSTEMS INC.
468 N. CAMDEN DRIVE, 2ND FLOOR
BEVERLY HILLS, CA 90210

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M24832-P96775 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MMR INFORMATION SYSTEMS INC.

The Board of Directors recommends that you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:
01) George Rebensdorf
02) Jack Zwissig

Each of whom will serve for a term of three (3) years expiring upon the 2013 Annual Meeting of Stockholders.

The Board of Directors recommends you vote FOR the following proposals:

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

M24833-P96775

MMR INFORMATION SYSTEMS INC.
Annual Meeting of Shareholders
June 15, 2010 10:30 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Robert H. Lorsch and Ingrid G. Safranek, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MMR INFORMATION SYSTEMS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:30 AM, PDT on June 15, 2010, at the Beverly Wilshire, A Four Seasons Hotel, 9500 Wilshire Blvd., Beverly Hills, CA 90212 located in the Burgundy Room, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side